Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2025, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,352,680 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 7 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$359,030,133
Aggregate Outstanding Principal Balance – Treasury Bill	$51,344,545
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.30%
Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	$307,685,588
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR(1)	85.70%
Number of Borrowers	8,937
Average Outstanding Principal Balance Per Borrower	$40,173
Number of Loans	15,743
Average Outstanding Principal Balance Per Loan – Treasury Bill	$50,043
Average Outstanding Principal Balance Per Loan – One-Month LIBOR(1)	$20,907
Weighted Average Remaining Term to Scheduled Maturity	178 months
Weighted Average Annual Interest Rate	4.81%

(1)	Trust student loans with special allowance payments indexed to one-month LIBOR will be indexed to 30-day Average SOFR from and after July 1, 2023.

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	2,926	$45,103,328	12.6%
3.01% to 3.50%	3,500	54,575,256	15.2
3.51% to 4.00%	3,572	73,016,045	20.3
4.01% to 4.50%	3,247	73,153,413	20.4
4.51% to 5.00%	518	15,547,995	4.3
5.01% to 5.50%	204	7,075,734	2.0
5.51% to 6.00%	193	8,096,226	2.3
6.01% to 6.50%	159	7,393,511	2.1
6.51% to 7.00%	170	7,435,580	2.1
7.01% to 7.50%	134	4,843,791	1.3
7.51% to 8.00%	439	20,185,536	5.6
8.01% to 8.50%	313	14,702,535	4.1
Equal to or greater than 8.51%	368	27,901,183	7.8

Total	15,743	$359,030,133	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,109	$2,896,747	0.8%
$5,000.00-$ 9,999.99	1,235	9,176,325	2.6
$10,000.00-$14,999.99	1,015	12,556,533	3.5
$15,000.00-$19,999.99	791	13,813,773	3.8
$20,000.00-$24,999.99	684	15,355,630	4.3
$25,000.00-$29,999.99	572	15,638,118	4.4
$30,000.00-$34,999.99	466	15,110,193	4.2
$35,000.00-$39,999.99	383	14,344,824	4.0
$40,000.00-$44,999.99	312	13,181,231	3.7
$45,000.00-$49,999.99	255	12,068,127	3.4
$50,000.00-$54,999.99	241	12,643,528	3.5
$55,000.00-$59,999.99	194	11,143,116	3.1
$60,000.00-$64,999.99	187	11,656,091	3.2
$65,000.00-$69,999.99	153	10,355,950	2.9
$70,000.00-$74,999.99	103	7,443,128	2.1
$75,000.00-$79,999.99	102	7,902,454	2.2
$80,000.00-$84,999.99	99	8,160,950	2.3
$85,000.00-$89,999.99	90	7,875,969	2.2
$90,000.00-$94,999.99	71	6,581,739	1.8
$95,000.00-$99,999.99	77	7,507,331	2.1
$100,000.00 and above	798	143,618,377	40.0

Total	8,937	$359,030,133	100.00%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	14,644	$324,195,278	90.3%
31-60 days	340	10,558,870	2.9
61-90 days	153	5,062,962	1.4
91-120 days	139	4,669,836	1.3
121-150 days	136	4,589,464	1.3
151-180 days	76	2,831,883	0.8
181-210 days	62	1,895,781	0.5
Greater than 210 days	193	5,226,059	1.5

Total	15,743	$359,030,133	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	106	$33,389	*
4 to12	351	339,119	0.1%
13 to 24	514	2,471,650	0.7
25 to 36	478	2,146,934	0.6
37 to 48	1,232	5,785,480	1.6
49 to 60	1,371	8,264,800	2.3
61 to 72	743	6,212,551	1.7
73 to 84	606	6,594,693	1.8
85 to 96	494	6,537,174	1.8
97 to 108	1,417	19,825,355	5.5
109 to 120	2,046	33,032,273	9.2
121 to 132	1,140	25,552,962	7.1
133 to 144	959	25,065,307	7.0
145 to 156	815	25,352,670	7.1
157 to 168	634	23,226,312	6.5
169 to 180	623	24,306,659	6.8
181 to 192	435	19,941,698	5.6
193 to 204	333	15,221,626	4.2
205 to 216	210	11,021,797	3.1
217 to 228	189	11,231,871	3.1
229 to 240	166	9,739,697	2.7
241 to 252	111	6,549,136	1.8
253 to 264	73	3,854,334	1.1
265 to 276	66	4,241,141	1.2
277 to 288	58	4,414,527	1.2
289 to 300	168	18,346,228	5.1
301 to 312	290	26,931,278	7.5
313 to 324	13	1,712,842	0.5
325 to 336	19	1,394,565	0.4
337 to 348	16	1,961,340	0.5
349 to 360	40	5,735,458	1.6
361 and above	27	1,985,266	0.6

Total	15,743	$359,030,133	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	297	$9,469,959	2.6%
Forbearance	887	35,967,667	10.0
Repayment
First year in repayment	83	8,019,655	2.2
Second year in repayment	92	6,013,718	1.7
Third year in repayment	116	6,286,403	1.8
More than 3 years in repayment	14,268	293,272,731	81.7

Total	15,743	$359,030,133	100.0%

*
Of the trust student loans in forbearance status, approximately 58 loans with an aggregate outstanding principal balance of $1,747,673, representing 0.49% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 161.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.2	-	220.5
Forbearance	-	8.8	218.3
Repayment	-	-	170.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $9,469,959 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,995,865 or approximately 63.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	148	$5,548,495	1.5%
Alaska	26	762,113	0.2
Arizona	421	9,314,878	2.6
Arkansas	70	1,285,917	0.4
California	1,954	42,628,353	11.9
Colorado	211	5,479,478	1.5
Connecticut	249	4,738,971	1.3
Delaware	46	1,198,923	0.3
District of Columbia	63	1,230,290	0.3
Florida	1,275	33,171,327	9.2
Georgia	529	15,133,562	4.2
Hawaii	91	2,069,076	0.6
Idaho	56	1,912,089	0.5
Illinois	587	12,068,745	3.4
Indiana	390	9,684,619	2.7
Iowa	41	592,410	0.2
Kansas	288	4,574,554	1.3
Kentucky	103	2,683,925	0.7
Louisiana	466	12,272,503	3.4
Maine	49	1,043,180	0.3
Maryland	407	10,627,310	3.0
Massachusetts	490	7,814,801	2.2
Michigan	294	6,952,962	1.9
Minnesota	186	4,031,963	1.1
Mississippi	111	3,153,015	0.9
Missouri	309	5,806,753	1.6
Montana	15	335,350	0.1
Nebraska	37	1,271,717	0.4
Nevada	136	4,079,711	1.1
New Hampshire	83	1,685,020	0.5
New Jersey	463	9,439,046	2.6
New Mexico	53	1,125,714	0.3
New York	1,068	22,323,571	6.2
North Carolina	349	6,765,942	1.9
North Dakota	9	95,499	*
Ohio	487	11,305,520	3.1
Oklahoma	291	7,177,030	2.0
Oregon	198	3,950,494	1.1
Pennsylvania	543	10,497,704	2.9
Rhode Island	40	1,024,894	0.3
South Carolina	175	5,653,916	1.6
South Dakota	24	608,058	0.2
Tennessee	211	4,931,181	1.4
Texas	1,384	32,992,089	9.2

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Utah	53	1,106,332	0.3
Vermont	11	270,209	0.1
Virginia	425	7,989,180	2.2
Washington	402	7,748,659	2.2
West Virginia	84	1,761,405	0.5
Wisconsin	155	3,993,693	1.1
Wyoming	10	706,988	0.2
Other	177	4,410,997	1.2

Total	15,743	$359,030,133	100.00%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	7,682	$144,708,417	40.3%
Other Repayment Options(1)	6,217	129,916,620	36.2
Income-driven Repayment(2)	1,844	84,405,096	23.5

Total	15,743	$359,030,133	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 93 loans with an aggregate outstanding principal balance of $5,691,582 currently in an interest-only period.  These interest-only loans represent approximately 1.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	7,524	$132,885,575	37.0%
Unsubsidized	8,219	226,144,558	63.0

Total	15,743	$359,030,133	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

The following table provides information about the trust student loans regarding date of disbursement.
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	66	$4,358,480	1.2%
October 1, 1993 through June 30, 2006	15,677	354,671,653	98.8
July 1, 2006 and later	0	0	0.0
Total	15,743	$359,030,133	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	733	$12,301,901	3.4%
College Assist	8	712,935	0.2
Educational Credit Management Corporation	975	22,772,855	6.3
Florida Off Of Student Fin’l Assistance	239	3,590,880	1.0
Great Lakes Higher Education Corporation	8,057	198,917,395	55.4
Kentucky Higher Educ. Asst. Auth.	567	9,372,397	2.6
Michigan Guaranty Agency	143	2,974,090	0.8
Oklahoma Guaranteed Stud Loan Prog	304	6,791,987	1.9
Pennsylvania Higher Education Assistance Agency	1,577	30,911,558	8.6
Texas Guaranteed Student Loan Corp	3,139	70,684,309	19.7
United Student Aid Funds, Inc.	1	-175	*
Total	15,743	$359,030,133	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.